EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accounts, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement.


                                                         /s/ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 22, 1998